THE TAX-EXEMPT FUND OF CALIFORNIA

ANNUAL REPORT for the year ended August 31, 1996

[The American Funds Group(R)]

[Photo collage: Outline of state of California superimposed over photos of hibiscus flower, redwood trees, ocean]

ABOUT OUR COVER: California's diversity of natural beauty symbolizes the breadth of opportunity that has long drawn people to the Golden State from around the world.

THE TAX-EXEMPT FUND OF CALIFORNIA(SM) SEEKS A HIGH LEVEL OF CURRENT INCOME FREE FROM FEDERAL AND CALIFORNIA INCOME TAXES, WITH THE ADDITIONAL OBJECTIVE OF PRESERVATION OF CAPITAL.

     THE FUND INVESTS IN TAX-EXEMPT SECURITIES ISSUED BY THE STATE OF CALIFORNIA, ITS POLITICAL SUBDIVISIONS, MUNICIPALITIES AND PUBLIC AUTHORITIES TO FUND PROJECTS SUCH AS HIGHWAY IMPROVEMENTS, WATER AND POWER, POLLUTION CONTROL AND AIRPORT MODERNIZATION.

     THE FUND GIVES CALIFORNIA RESIDENTS AN OPPORTUNITY TO EARN DOUBLE TAX-FREE INCOME THROUGH A DIVERSIFIED PORTFOLIO OF MUNICIPAL BONDS MANAGED BY PROVEN PROFESSIONALS.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of September 30, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 4.94%. The fund's distribution rate as of that date was 5.12%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

     THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Income may be subject to federal alternative minimum taxes. Also, distributions from gains on the sale of certain bonds purchased at less than par value and capital gain distributions, if any, are taxable.

     Here are the average annual compound returns over various periods with all distributions reinvested and assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

                          PERIODS ENDED        PERIODS ENDED
                           8/31/96              9/30/96

Lifetime (since 10/28/86)    +6.42%              +6.52%
Five Years                   +6.34               +6.39
One Year                     +0.66               +1.51

[chart]

                The fund at     The fund at     Lehman          Lipper
                maximum         net asset       Brothers        California
                offering        value           Municipal       Municipal
                price/4/        (without any    Bond Index      Debt Average
                                sales           /1/             /3/
                                charge)/2/

1987 /5/        9562            10039           10260           10010
1988            10089           10593           10966           10644
1989            11140           11696           12170           11838
1990            11581           12159           12951           12439
1991            12919           13564           14478           13855
1992            14258           14970           16095           15310
1993            16123           16928           18059           17252
1994            16144           16950           18084           17030
1995            17461           18333           19687           18229
1996            18447           19368           20718           19264

Year ended August 31
/1/With interest compounded. The index is a national index not limited to California bonds. It is unmanaged and does not reflect sales charges, commissions or expenses.

/2/Includes reinvested dividends of $7,775 and reinvested capital gain distributions of $63.

/3/The average does not reflect sales charges.

/4/Includes reinvested dividends of $7,403 and reinvested capital gain distributions of $60. The net amount invested was $9,525.

/5/For the period October 28, 1986 through August 31, 1987.

Past results are not predictive of future results.
[end chart]


FELLOW SHAREHOLDERS:

The Tax-Exempt Fund of California earned solid returns and produced a steady stream of income during the fiscal year ended August 31.

     The value of your holdings increased 5.6% if you reinvested your dividends, as most shareholders do. Over the same period, the unmanaged Lehman Brothers Municipal Bond Index, which measures the national investment-grade municipal bond market, rose 5.2%.

     Shareholders received dividends totaling 83.5 cents a share during the year. Investors who took dividends in cash had an income return of 5.3%; the value of their holdings increased 0.3%.

     The fiscal year began with good fortune on two fronts. The state economy continued to rebound. Bond prices rose and interest rates fell as the calendar year ended. Believing that most investors had become too optimistic, your fund's managers gradually shifted the portfolio to a more conservative stance. This cautious approach is the hallmark of Capital Research and Management Company (CRMC), the fund's investment adviser, and has often been rewarded in down markets.

     The bond market's rally did in fact end in early 1996 amid fears that the U.S. economy might overheat. Interest rates turned up and continued to rise through the rest of the fiscal year. Despite rising rates, The Tax-Exempt Fund of California gained 0.6% in the second half of the fiscal year, as interest earned more than offset the drop in market value.

     California's economic recovery is continuing. Unemployment has fallen, wages are rising and tax revenues have increased. In 1995, wages rose an average of 6.4%, compared to a 2.5% increase in the Consumer Price Index, which measures inflation. The state's tourism industry, which had been hurt by earthquakes and urban unrest, has rebounded. The motion picture industry alone added 5,400 jobs in 1995.

     Although the economic news is good, California still faces a number of long-term challenges. It is unclear, for example, how the overhaul of the federal welfare system will affect the state budget. Orange County, which declared bankruptcy in late 1994, has finished a complex recovery plan, but Los Angeles County, the state's most populous, has a persistent structural deficit and continues to rely on one-time financial sources to balance its budget. In addition, the state's proposition-driven legislative process and lack of government spending flexibility could again cause problems if the economy cools.

     We will continue to closely monitor interest rates and the changing fortunes of California's economy. In the meantime, we will maintain the gradual shift in the portfolio toward project financing, such as for hospital construction or pollution control. These projects usually generate revenues that are dedicated to interest payments and are not tied to the political process. Choosing these bonds requires industry knowledge and in-depth research. CRMC views research as the cornerstone of its efforts to find good opportunities in California's municipal market.

     The impact of this is apparent when the fund is compared to its peers. For the five years ended August 31, which we consider the minimum period to judge long-term results, The Tax-Exempt Fund of California ranked 12th of 47 California municipal debt funds, according to Lipper Analytical Services.* Over the same time period, your fund's assets have grown steadily and now total more than $250 million.

     We believe our emphasis on fundamental research, combined with our cautious approach, will continue to help us find those investments which offer the best opportunity for solid returns.

     In the following pages, we look at how these research efforts have borne fruit by finding value in one California industry.

     We look forward to reporting to you again in six months.

Cordially,

Paul G. Haaga, Jr.
Chairman of the Board

Abner D. Goldstine
President

October 11, 1996


INVESTMENT HIGHLIGHTS
through 8/31/96
12-month total return                          +5.6%
(income plus capital changes, with dividends reinvested)

Tax-free distribution rate for August          5.2%
(income return only, reflecting maximum sales charge)

Taxable equivalent distribution rate           9.7%
(for August, assuming a 46.2% maximum combined state and federal tax rate)

SEC 30-day yield as of August 31               4.8%
(reflecting maximum sales charge)

For current yield information, please call toll-free: 800/421-0180.


WHY DOUBLE TAX-FREE INVESTING CAN BE WORTHWHILE

FEDERAL INCOME TAX RATES                                         Combined           The fund's 5.2%
                                                                 Federal &          tax-exempt
                                                                 California         distribution rate
                                                                 Tax Rate /1/       in August /2/ is
                                                                                    equivalent to a
                                                                                    taxable distribu-
                                                                                    tion rate of:

Your Taxable Income

Single                               Joint

$18,357 - 24,000                     $36,714- 40,100             20.1%              6.5%
24,001 -  24,484                     40,101 - 50,968             32.3               7.7
25,485 -  32,207                      50,969 - 64,414            33.8               7.9
32,208 -  58,150                      64,415 - 96,900            34.7               8.0
58,151 - 111,695                      96,901 - 147,700           37.4               8.3
111,696 - 121,300                                                37.9               8.4
                                     147,701 - 223,390           42.0               9.0
121,301 - 223,390                      223,391 - 263,750         42.4               9.0
223,391 - 263,750                                                43.0               9.1
                                     263,751 - 446,780           45.6               9.6
Over 263,750                         Over 446,780                46.2               9.7

/1/ Based on 1996 federal and California marginal tax rates. The rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

/2/ The fund's distribution rate in the table is based on offering price and therefore reflects the effects of the maximum sales charge on the initial investment. It is not a projection of future results.

TO USE THIS TABLE, FIND YOUR ESTIMATED TAXABLE INCOME TO DETERMINE YOUR COMBINED FEDERAL AND CALIFORNIA TAX RATE. THEN LOOK AT THE RIGHT-HAND COLUMN TO SEE WHAT YOU WOULD HAVE HAD TO EARN FROM A TAXABLE INVESTMENT TO EQUAL THE FUND'S 5.2% TAX-FREE DISTRIBUTION RATE IN AUGUST.

BECAUSE OF TAX INCREASES IN RECENT YEARS, MANY HIGH-INCOME INVESTORS ARE FINDING THAT THEIR RETURNS ON TAXABLE FIXED-INCOME ISSUES HAVE TO BE EVEN HIGHER TO MATCH THOSE CURRENTLY OFFERED BY TAX-EXEMPT MUNICIPALS. FOR INSTANCE, A COUPLE WITH A TAXABLE INCOME OF $150,000 FACES A COMBINED FEDERAL AND CALIFORNIA TAX RATE OF 42.0%. IN THIS BRACKET, THE FUND'S CURRENT 5.2% DISTRIBUTION RATE WOULD BE EQUIVALENT TO A RETURN ON A TAXABLE FIXED-INCOME INVESTMENT OF 9.0%.



[chart]
PORTFOLIO QUALITY RATING
Aaa/AAA               46%
Aa/AA                 13%
A/A                    17%
Baa/BBB                19%
Below investment-grade  5%
[end chart]

*For the 12 months ended September 30, The Tax-Exempt Fund of California ranked 43rd of 95 California municipal bond funds tracked by Lipper; over five years, it ranked 11th of 46. Lipper rankings do not reflect the effects of sales charges.


CALIFORNIA'S HOUSING: A KEY INDUSTRY FOR THE FUTURE

California has earned a worldwide reputation as a hotbed of industrial innovation and creativity. Many of the state's highest profile businesses, from movies to semiconductors, are considered world leaders. But in discussions about California's industries, one of the most important is often overlooked: housing.

     The Tax-Exempt Fund of California has invested in the state's housing industry, buying bonds issued to help low-income families buy homes. These tax-exempt housing bonds offer investors an attractive combination of good ratings and solid yields. But they are complicated instruments and finding the best opportunities among all the bonds in the market requires rigorous analysis and a comprehensive knowledge of California's home-building industry.

CALIFORNIA STILL TRAILS

     While not as glamorous as entertainment or as dramatic as designing futuristic computers, there is no doubt that the housing industry plays a key role in the state's economy. In a recent report, the non-partisan California Legislative Analyst's Office termed housing "one of the most important sectors in the California economy." Before the state's economic slump, home building and related industries generated hundreds of thousands of jobs and contributed about 4% to the gross state product. The National Association of Home Builders
(NAHB) estimates that the construction of 100,000 homes creates about 176,000 jobs.

     Nationally, home building remains a strong industry. But in California, which has trailed the rest of the country in the economic recovery, the home-building industry has yet to recover to pre-recession levels. Some signs that the industry is picking up are starting to emerge. In a June report, the UCLA Business Forecast said that, after sliding for several years, real estate prices had bottomed out. In the four months ended April 30, permits for single-family homes were nearly 20% above the same period a year earlier. That is "still depressed by any measure," the forecast said, but a sign that the worst was over.

[Begin photo caption]
Home building is not as glamorous as many of California's industries, but it is a key factor in the state's economic success. It ripples through the economy beyond the construction jobs created. The State Housing Task Force says homeownership "bolsters a community."[End photo caption]

[photo: Person measuring piece of wood]

     California's population continues to grow, increasing demand for housing. Rising wages and a stronger economy could bring homeownership within the reach of more people. An expanding housing industry is good news for the Golden State's economy. Home building ripples through the economy long after the slabs have been poured and the last carpenters, roofers and electricians have left the site. New homes create jobs for appliance and furniture salespeople, carpet layers, cable installers and gardeners, among others.

     The importance of the state's housing industry reaches beyond the number of jobs created and its contribution to economic growth. Buying a home can be the key to long-term financial security. Homeownership is the "nation's primary wealth-building vehicle," says the NAHB.

[Begin pull quote]
Buying a home can be the key to long-term financial security. Homeownership is the "nation's primary wealth-building vehicle."[End pull quote]

A KEY TO SUCCESS

It's just as important for the state. Building homes, especially homes within the financial reach of a majority of the state's residents, will be a key part of California's success, says the State Housing Task Force. The task force, set up by the legislature in 1994 to study California's housing goals, says homeownership "bolsters a community" by reflecting the values of "self-reliance, independence and investment in one's future."

     Communities which don't provide enough affordable housing "may be crippling their own local economies," the task force warns. Business and industry may be reluctant to relocate to California if their employees can't afford housing. One company, the task force noted, reported that it cost $82,000 to relocate an employee to Silicon Valley but only $55,000 to Dallas.

BECOMING MORE AFFORDABLE

In the past few years, housing has become more affordable. During the recession, house prices fell and lower interest rates reduced the cost of mortgages. But California housing is still expensive. The median home price in California is about 150% of the national average. The good news is that 150% is far below the 225% reached in the late 1980s.

     As a result, the goal of homeownership, while closer than in the 1980s, is still a far-off dream for many Californians. The "gap between the home that a median-income Californian can afford and the median home price" remains large, the task force notes.

[Begin photo caption]
Permits for single-family homes still lag pre-recession levels, but building activity has begun to pick up in California. The UCLA Business Forecast said that, after sliding for many years, the California real estate market has finally bottomed out. [End Photo caption]

[photo: Wood frame of building]

     Three state agencies - the Housing Finance Agency, the Rural Home Mortgage Finance Authority and the Southern California Home Financing Authority - are helping make homes affordable to low-income residents.

     Low-income buyers can often afford a home only if they can get a loan at an artificially low interest rate. But banks hesitate to lend at below-market rates. The three agencies raise money in the tax-free bond market at below-market rates and pass the savings on to the borrowers.

     At first glance, the bonds may appear safe and simple. The agencies pool hundreds of mortgages and use them as security for the bonds, just as a bank uses a house as security for an individual mortgage. These mortgage-backed bonds usually receive a strong credit rating because diversification reduces the risk of default. While one or two homeowners may not make their payments, there is little risk that a significant number of homeowners in one pool will default.

THE RISK OF PREPAYMENT

But these bonds are not simple. Investors face "prepayment risk," the risk that the bonds will be paid off early. Investors earning solid returns on a low-risk bond don't want it paid off ahead of schedule.

     To analyze prepayment risk, the investment professionals at Capital Research and Management Company, your fund's investment adviser, have to judge interest rates. If interest rates fall, homeowners may refinance their homes and pay off their mortgages early. They examine the bonds' track record for clues to the likelihood homeowners will prepay.

     The analysts also must consider the possibility that the state's economic fortunes will improve, prompting homeowners to sell their property and "move up" to bigger or more expensive homes. Interestingly, a strong economy and falling interest rates, which are always considered good economic news, often are negatives for investors in mortgage-backed bonds. Lower mortgage rates and a booming economy increase prepayments.

A QUESTION OF STRUCTURE

Analysts must also study the structure of each bond issue. Typically, the mortgage pools are divided into slices, with different bonds backed by different slices. In some pools one series of bonds will carry all the prepayment risk - close up while in others the risk may be spread among all the bonds. Properly analyzing how a bond issue is structured can make a big difference to the results of the investment.

     The housing bonds in your fund's portfolio, accounting for about 6% of the holdings at fiscal year-end, offer a chance to invest in the state's future by investing in one of its most important industries. They also show that even what appear to be safe and relatively easy-to-understand investments require skill, industry knowledge and a thorough understanding of the bond market.

[Begin photo caption]
For every 100,000 homes built, 176,000 new jobs are created as skilled carpenters, roofers, appliance salespeople, cable installers and gardeners ply their trades. [End photo caption]
[photo: Construction worker on construction site]

THE TAX-EXEMPT FUND OF CALIFORNIA
Investment Portfolio, August 31, 1996
                                                                       Principal      Market
                                                                          Amount       Value
                                                                           (000)       (000)
Tax-Exempt Securities Maturing in More than
 One Year - 94.50%
Various Purpose General Obligation Bond, 7.00% 2005                       $1,000      $1,137
Educational Facilities Authority, Revenue Bonds
 (University of San Francisco), Series 1996, MBIA
 Insured, 5.70% 2011                                                         1190        1204
Health Facilities Financing Authority:
 Hospital Revenue Bonds:
  Downey Community Hospital, Series 1993, 5.75% 2015                         6400        6032
  Kaiser Permanente Medical Care Program, Semi-Annual
   Tender Revenue Bonds, 1985 Tender Bonds, 5.55% 2025                       2000        1847
  Pacific Presbyterian Medical Center Insured Variable
  Rate Demand, 1985 Series B,
  6.75% 2015 (Prerefunded 2002)                                              4125        4508
  St. Joseph Health System:
   Series 1989 A, 6.90% 2014 (Prerefunded 1999)                              1250        1356
   Series 1991 A, 6.75% 2021 (Prerefunded 2001)                              4000        4423
 Hospital Revenue Refunding Bonds (Saint Francis
  Memorial Hospital), Series 1993A, 5.75% 2005                               1150        1146
Housing Finance Agency:
 Home Mortgage Revenue Bonds:
  1991 Series A, 7.35% 2011                                                   550         581
  1991 Series G, 6.95% 2011                                                  1490        1545
  1995 Series K, 5.55% 2021                                                  2500        2501
  1996 Series A, MBIA Insured
   5.30% 2014                                                                1000         985
 Single Family Mortgage Purchase Bonds, Series B2,
  AMBAC Insured, 5.70% 2007                                                  3595        3606
Maritime Infrastructure Authority,
 Airport Revenue Bonds (San Diego Unified Port
 District Airport Project-Lindbergh Field) Series 1995,
 5.00% 2020                                                                  2265        1976
Pollution Control Financing Authority:
 Pollution Control Revenue Bonds (Pacific Gas and
  Electric Company):
   1992 Series B, 6.35% 2009                                                 2900        2981
   1993 Series B, 5.85% 2023                                                 1000         966
 Resource Recovery Revenue Bonds, Waste Management Inc.
  Guarantee Bond, Series A, 7.15% 2011                                       3500        3774
 Solid Waste Revenue Bonds (Keller Canyon Landfill
  Company Project), BFI Corp. Guarantee, Series 1992,
  6.875% 2027                                                                5200        5474
Public Works Board, Lease Revenue Bonds:
 California Community Colleges, Various Community
  College Projects), 1994 Series B, 6.75% 2005                               1000        1102
 Department of Corrections,  State Prison - Lassen County,
  (Susanville), 1993 Series D, 5.25% 2015                                    2000        1891
 The Regents of the University of California:
  1993 Series A (Various University of California
   Projects), 5.50% 2021                                                     1000         917
  1994 Series B (Various University of California
   Projects), 5.75% 2002                                                     1000        1041
  Refunding Revenue Bonds (1989 Multiple Purpose
   Projects), Series C, AMBAC Insured, 5.00% 2023                            4000        3500
  1991 Certificates of Participation (UCLA Central
   Chiller/Cogeneration Facility), 7.00% 2015
   (Prerefunded 1999)                                                        1250        1369
Rural Home Mortgage Finance Authority, Single Family
 Mortgage Revenue Bonds (Mortgage-Backed Securities
 Program):
  1995 Series B, 7.75% 2026                                                  2975        3315
  1996 Series A, 6.45% 2027                                                  1500        1651
Statewide Communities Development Authority:
 Hospital Revenue Certificates of Participation,
  Cedar-Sinai Medical Center, Series 1992, 6.50% 2012                        1900        2066
 St. Joseph Health System Obligated Group,
  Certificates of Participation, 5.50% 2014                                  3000        2826
 Sisters of Charity of Leavenworth Health Services
  Corp., Certificates of Participation, Series 1994,
  5.00% 2023                                                                 2000        1701
Department of Water Resources, Central Valley Project,
 Water System Revenue Bonds:
  Series F, 7.25% 2010                                                        500         530
  Series H, 6.90% 2025 (Prerefunded 2000)                                    2000        2192
  Series O, MBIA Insured, 5.00% 2022                                         2000        1757
County of Alameda, 1993 Refunding Certificates of
 Participation (Santa Rita Jail Project), MBIA Insured,
  5.375% 2009                                                                1500        1486
Castaic Lake Water Agency, Refunding Revenue
 Certificates of Participation (Water System
 Improvement Projects), MBIA Insured, Series 1994A,
  7.25% 2010                                                                 1400        1637
Central Valley Financing Authority, Cogeneration
 Project Revenue Bonds (Carson Ice-Gen Project),
 1993 Series:
  6.10% 2013                                                                 3000        2955
  6.20% 2020                                                                 5000        4929
East Bay Municpal Utility District (Alameda and Contra
 Costa Counties), Water System Subordinated Revenue
 Refunding Bonds, Series 1996, FGIC Insured, 5.00% 2026                      1000         883
Foothill/Eastern Transportation Corridor Agency, Toll
 Road Revenue Bonds, Series 1995A:
  6.00% 2016                                                                 1500        1454
  6.00% 2034                                                                 1000         947
  5.00% 2035                                                                 1000         809
City of Fremont, Multifamily Housing revenue Refunding
 Bonds (Durham Greens Project), Issue A of 1995,
 5.40% 2026                                                                  3000        3006
City of Fresno Sewer System Revenue Bonds, Series 1993A
 5.25% 2019                                                                  1000         940
Kern High School District (County of Kern), General
 Obligation Refunding Bonds, Series 1996A,
 MBIA Insured, 6.60% 2016                                                    1000        1118
City of Long Beach:
 Financing Authority Revenue Bonds,
 Series 1992, AMBAC Insured, 6.00% 2017                                       750         776
 Harbor Revenue Bonds, Series 1993, 5.125% 2018                              1000         888
City of Los Angeles:
 State Building Authority,Lease Revenue Bonds
  (State of California Department
  of General Services Lease), Series 1988 A,
  7.50% 2011 (Prerefunded 1998)                                              3500        3742
 Convention and Exhibition Center Authority,
 Certificates of Participation:
  7.375% 2018 (Prerefunded 1999)                                             2500        2746
  7.00% 2020 (Prerefunded 1999)                                              2000        2176
 Harbor Department Revenue Bonds:
  Issue 1988, 7.60% 2018 (Escrowed to Maturity)                              1750        2117
  Issue 1995, 6.625% 2025                                                    4750        4961
 Waste Water System Revenue Bonds:
  Series 1987, 8.125% 2017 (Prerefunded 1997)                                1500        1601
  Series 1990-B, 7.15% 2020 (Prerefunded 2000)                               1000        1109
 Department of Water and Power:
  Electric Plant Revenue Bonds,Issue of 1990:
   7.125% 2030 (Subject to Crossover Refunding 2000)                         2500        2760
   7.10% 2031 (Subject to Crossover Refunding 2001)                          3000        3338
  Water Works Refunding Revenue Bonds, Issue of 1989,
   7.00% 2022                                                                1000        1077
County of Los Angeles, Certificates of Participation
 (Marina del Rey), Series A:
  6.25% 2003                                                                 4635        4764
  6.50% 2008                                                                 6000        6041
Los Angeles County:
  Metropolitan Transportation Authority:
  Proposition A Sales Tax Revenue Refunding Bonds,
   Series 1993-A, MBIA Insured, 5.00% 2021                                   2000        1758
  Proposition C Sales Tax Revenue Bonds, Second
  Senior Bonds, Series 1995-A, AMBAC Insured,
  5.00% 2025                                                                 1000         884
 Transportation Commission, Sales Tax Revenue Bonds:
  Series 1989, 7.00% 2019                                                    2250        2418
  Series 1991-A, 6.75% 2020 (Prerefunded 2001)                               2500        2775
Marin Municipal Water District Water Revenue Bonds,
 Series 1993, 5.65% 2023                                                     1000         943
Northern California Public Power Agency,
 Special Revenue Bonds, 1993 Refunding Series A,
 5.60% 2006                                                                  3725        3795
City of Oakland, Special Refunding Revenue Bonds
 (Pension Financing), 1988 Series A, FGIC Insured,
 7.60% 2021                                                                  1000        1075
Port of Oakland, Revenue Bonds:
 1989 Series B, BIG Insured, 7.25% 2016                                      3125        3246
 1992 Series E, MBIA Insured, 6.40% 2022                                     2670        2760
County of Orange:
 Airport Revenue Refunding Bonds, Series 1993,
  MBIA Insured, 5.25% 2007                                                   1500        1470
 Aliso Viejo, Special Tax Bonds of
  Community Facilities District No. 88-1, Series A of 1992:
   7.25% 2008 (Prerefunded 2002)                                             1500        1725
   7.35% 2018 (Prerefunded 2002)                                             4250        4909
 Recovery Certificates of Participation, 1996 Series A
  MBIA Insured, 6.00% 2008                                                   4500        4772
Orange County Local Transportation Authority, First
 Senior Fixed-Rate Bonds:
  AMBAC Insured, 6.00% 2007                                                  1000        1062
  MBIA Insured, 6.00% 2009                                                   1500        1569
South Orange County, Public Financing Authority,
 Special Tax Revenue Bonds, Series B (Junior Lien
  Bonds):
   6.55% 2002                                                                1565        1580
   6.65% 2003                                                                1320        1332
   6.85% 2005                                                                2715        2756
   7.00% 2006                                                                1310        1338
   7.25% 2013                                                                2000        2042
City of Pasadena, Certificates of Participation (1990
 Capital Improvements Project), 7.00% 2003
 (Prerefunded 2000)                                                          1000        1107
Redevelopment Agency of the City of Pittsburg, Los
 Medanos Community Development Project, Tax Allocation
 Refunding Bonds, AMBAC Insured, Series 1993A,
 5.25% 2015                                                                  2195        2032
Pleasanton Joint Powers Financing Authority,
 Reassessment Revenue Bonds, 1993 Series A:
  5.40% 1999                                                                  995        1009
  5.60% 2000                                                                  995        1011
  5.70% 2001                                                                 3950        4019
  6.15% 2012                                                                 1930        1933
Redding Joint Powers Financing Authority, Solid Waste
 and Corporation Yard Revenue Bonds, 1993 Series A:
  5.00% 2018                                                                 4000        3363
  5.00% 2023                                                                 2000        1651
County of Sacramento, Single Family Mortgage Revenue
 Bonds (GNMA Mortgage-Backed Securities Program),
 Issue A of 1987, 9.00% 2019                                                 1500        1997
Sacramento Cogeneration Authority, Cogeneration
 Project Revenue Bonds:
  1995 Series:
   6.00% 2003                                                                1500        1525
   6.50% 2005                                                                1100        1149
 (Proctor & Gamble Project), 1995 Series:
   7.00% 2005                                                                1700        1821
   6.50% 2014                                                                1000        1008
   6.375% 2010                                                               3500        3520
   6.50% 2021                                                                4000        4006
Sacramento City Financing Authority, 1991 Revenue
 Bonds, 6.80% 2020 (Prerefunded 2001)                                        5500        6147
County of San Bernardino, Certificates of
 Participation, Series B (Capital Facilities
 Project), 6.25% 2019 (Prerefunded 2001)                                     2000        2149
City of San Bernardino, SCH Health Care System Revenue
 Bonds (Sisters of Charity of the Incarnate Word,
 Houston, Texas), Series 1991 A, 7.00% 2021                                  2435        2719
County of San Diego, The San Diego Regional Building
 Authority, Certificates of Participation (1991 MTS
 Tower Refunding Project), MBIA Insured, 6.363% 2019                         1000        1024
City of San Diego/MTDB Authority (San Diego Old Town
 Light Rail Transit Extension), 1993 Lease Revenue
 Bonds, 5.375% 2023                                                          1500        1362
City and County of San Francisco:
 General Purpose Sewer Revenue Bonds,
  Series 1988 A, AMBAC Insured,
   7.25% 2015 (Prerefunded 1997)                                             3320        3487
 Port Commission Revenue Refunding Bonds,
  Series 1994, 5.90% 2009                                                    1500        1487
 Redevelopment Agency, Lease Revenue Bonds, Series 1992,
  (George R. Moscone Convention Center), 5.50% 2018                          3560        3306
County of San Joaquin, Certificates of Participation
 (1993 General Hospital Project), 6.625% 2020                                1000        1023
San Joaquin Hills Transportation Corridor Agency
 (Orange County), Senior Lien Toll Road Revenue
 Bonds:
  6.75% 2032                                                                 1500        1535
  5.00% 2033                                                                 1000         817
Santa Ana Financing Authority, Police Administration
 and Holding Facility Lease Revenue Bonds, MBIA
 Insured, Series 1994A, 6.25% 2019                                           1000        1068
Santa Clara County Financing Authority, Lease Revenue
 Bonds (VMC Facility Replacement Project), AMBAC
 Insured, 1994 Series A, 7.75% 2009                                          2200        2686
South Tahoe Joint Powers Financing Authority, Refunding
 Revenue Bonds (South Tahoe Redevelopment Project Area
 No. 1), 1995 Series B, 6.25% 2020                                           3250        3188
Southern California Home Financing Authority, Single
 Family Mortgage Revenue Bonds (GNMA and FNMA
 Mortgage-Backed Securities Program), 1992 Series A,
 6.75% 2022                                                                  1105        1132
                                                                                   ---------
                                                                                       238650
                                                                                   ---------

Tax-Exempt Securities Maturing in
 One Year or Less - 4.39%
State of California:
 General Obligation Tax-Exempt Commercial Paper Notes,
  3.30% 9/4/96                                                               1000        1000
 1996-97 Revenue Anticipation Notes,
  Series A, 4.50% 6/30/97                                                     700         704
County of Los Angeles, 1996-97 Tax and Revenue
 Anticipation Notes, Series A, 4.50% 6/30/97                                 8300        8345
Department of Airports of the City of Los Angeles,
 1989 Series B, 7.40% 2010 (Prerefunded 5/1/97)                              1000        1043
                                                                                   ---------
                                                                                        11092
                                                                                   ---------
TOTAL TAX-EXEMPT SECURITIES (cost:$237,989,000)                                        249742
Excess of receivables over cash and payables                                             2790
                                                                                   ---------
NET ASSETS                                                                          $252,532
                                                                                   =========

See Notes to Financial Statements

The Tax-Exempt Fund of California
Financial Statements
Statement of Assets and Liabilities
at August 31, 1996 (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $237,989)            $249,742
 Cash                                                    28
 Receivables for--
  Sales of fund's shares                 $    96
  Accrued interest                         3,582      3,678
                                        ---------  ---------------
                                                    253,448
Liabilities:
 Payables for--
  Repurchases of fund's shares               144
  Dividends payable                          549
  Management services                         89
  Accrued expenses                           134        916
                                        ---------  ---------------
Net Assets at August 31, 1996--
 Equivalent to $15.78 per share on
 16,001,073 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                       $252,532
                                                   =========



Statement of Operations
for the year ended August 31, 1996
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                 $14,791
                                                   ---------------
 Expenses:
  Management services fee                 $1,018
  Distribution expenses                      566
  Transfer agent fee                          72
  Reports to shareholders                     50
  Registration statement and prospectu         9
  Postage, stationery and supplies            21
  Trustees' fees                              18
  Auditing and legal fees                     39
  Custodian fee                               11
  Taxes (other than federal income tax         3      1,807
                                        ---------  ---------------
   Net investment income                             12,984
                                                   ---------------
Realized Gain and Change in Unrealized
 Appreciation on Investments:
 Net realized gain                                    1,373
 Net unrealized appreciation:
  Beginning of year                       12,697
  End of year                             11,753
                                        ---------------
   Net change in unrealized appreciation               (944)
                                                   ---------------
   Net realized gain and change in
    unrealized appreciation on investments              429
                                                   ---------------
Net Increase in Net Assets Resulting
 from Operations                                    $13,413
                                                   =========


See Notes to Financial Statements
Statement of Changes in Net Assets
(dollars in thousands)


                                      Year ended August 31
                                            1996       1995
                                       ---------  ---------
Operations:
 Net investment income                 $  12,984  $  12,549
 Net realized gain on investments          1,373        871
 Net change in unrealized appreciation
  on investments                            (944)     3,633
                                        ---------  ---------------
   Net increase in net assets
    resulting from operations             13,413     17,053
                                        ---------  ---------------
Dividends Paid to Shareholders           (12,978)   (12,552)
                                        ---------  ---------------

Capital Share Transactions:
 Proceeds from shares sold:
  3,016,709 and 2,513,117
  shares, respectively                    48,021     38,225
 Proceeds from shares issued in reinvestment
  of net investment income dividends:
  439,139 and 498,341 shares, respecti     6,983      7,598
 Cost of shares repurchased:
  2,264,964 and 2,849,307 shares,
  respectively                           (36,022)   (42,819)
                                        ---------  ---------------
  Net increase in net assets
   resulting from capital share transa    18,982      3,004
                                        ---------  ---------------
Total Increase in Net Assets              19,417      7,505
Net Assets:
 Beginning of year                       233,115    225,610
                                        ---------  ---------------
 End of year                            $252,532   $233,115
                                        =========  =========


See Notes to Financial Statements

Notes to Financial Statements

1. The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income free from federal and California income taxes, with the additional objective of preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Securities for which pricing service values are not available are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

     Pursuant to the custodian agreement, the fund may receive credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $11,000 includes $4,000 paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of August 31, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $11,753,000, of which $12,482,000 related to appreciated securities and $729,000 related to depreciated securities. During the year ended August 31, 1996, the fund realized, on a tax basis, a net capital gain of $1,373,000 on securities transactions. The fund utilized the remaining capital loss carryforward totaling $43,000 to offset, for tax purposes, capital gains realized during the year up to such amount. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1996. The cost of portfolio securities for book and federal income tax purposes was $237,989,000 at August 31, 1996.

3. The fee of $1,018,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1996, distribution expenses under the Plan were $566,000. As of August 31, 1996, accrued and unpaid distribution expenses were $103,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $72,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $138,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1996, aggregate amounts deferred and earnings thereon were $28,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1996, accumulated undistributed net realized gain on investments was $1,330,000 and paid-in capital was $239,446,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $79,141,000 and $60,142,000, respectively, during the year ended August 31, 1996.

Per-Share Data and Ratios



                                         Year ended    August         31
                                               1996      1995      1994     1993      1992
Net Asset Value, Beginning
 of Year                                     $15.74    $15.40    $16.30   $15.21    $14.59
                                            -------   -------   -------  -------   -------
Income from Investment
 Operations:
 Net investment income                          .84       .86       .84      .84       .85
 Net realized and
  unrealized gain
  (loss) on investments                         .04       .34      (.84)    1.09       .62
                                            -------   -------   -------  -------   -------
  Total income from
   investment operations                        .88      1.20       .00     1.93      1.47
                                            -------   -------   -------  -------   -------
Less Distributions:
 Dividends from net
  investment income                            (.84)     (.86)     (.84)    (.84)     (.85)
 Distributions from net
  realized gains                                  -         -      (.06)       -         -
                                            -------   -------   -------  -------   -------
  Total distributions                          (.84)     (.86)     (.90)    (.84)     (.85)
                                            -------   -------   -------  -------   -------
Net Asset Value, End of Year                 $15.78    $15.74    $15.40   $16.30    $15.21
                                            =======   =======   =======  =======   =======

Total Return*                                 5.65%     8.16%      0.13%   13.08%    10.36%


Ratios/Supplemental Data:
Net assets, end of year
 (in millions)                                 $253      $233      $226     $223      $148
Ratio of expenses to average
 net assets                                    .73%      .73%       .71%     .71%      .74%
Ratio of net income to
 average net assets                           5.25%     5.65%      5.28%    5.36%     5.66%
Portfolio turnover rate                      27.60%    41.36%    15.08%   16.82%    20.28%


*Calculated without deducting a sales
 charge.  The maximum sales charge is
4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Trustees of the American Funds
Tax-Exempt Series II and Shareholders of
The Tax-Exempt Fund Of California:

     We have audited the accompanying statement of assets and liabilities of The American Funds Tax Exempt Series II-- The Tax-Exempt Fund of California (the "Fund"), including the schedule of portfolio investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

[signature: Deloitte & Touche LLP]

Los Angeles, California

September 27, 1996


TAX INFORMATION (UNAUDITED)

All of the distributions paid by the fund during the fiscal year ended August 31, 1996 were exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the year-end information you receive from the fund's transfer agent.


THE TAX-EXEMPT FUND OF CALIFORNIA

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

DIANE C. CREEL
Long Beach, California
Chief Executive Officer and President,
The Earth Technology Corporation
(environmental engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller & Company, Inc.
(financial management consulting)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI
Long Beach, California
Chairman of the Board,
BW/IP International, Inc.
(industrial manufacturing)

OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster LLP
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA MED/ALI/3086
Lit. No. TEFCA-011-1096

Printed on recycled paper

[The American Funds Group(R)]